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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                    Form 8-K








               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 30, 2003
                                                         ----------------
                    STRUCTURED ASSET SECURITIES CORPORATION
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                (Exact name of registrant specified in Charter)


        Delaware                   333-106925                  74-2440850
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     (State or other              (Commission                (IRS Employer
     jurisdiction of              File Number)             Identification No.)
      incorporation)


             745 Seventh Avenue, 7th Floor                        10019
                   New York, New York
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        (Address of principal executive offices)                Zip Code



          Registrant's telephone, including area code: (212) 526-7000

                                    No Change
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         Former name and former address, if changed since last report)



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ITEM 5. Other Events.
        -------------

    The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-106925 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $1,390,168,100.00 in aggregate principal amount Class 1-A, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-AX, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-A4, Class 3-A5, Class 3-A6, Class 3-AX, Class 4-A, Class 4-AX, Class 5-A1, Class 5-A2, Class 5-A3, Class 5-A4, Class 5-A5, Class 5-A6, Class 5-AX, Class 5-PAX, Class 6-A, Class B1-I, Class B1-I-X, Class B2-I, Class B2-I-X, Class B1-II, Class B2-II, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2003-34A on October 30, 2003. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated August 26, 2003, as supplemented by the Prospectus Supplement, dated October 28, 2003 (collectively, the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

    The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of October 1, 2003, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-AX, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-A4, Class 3-A5, Class 3-A6, Class 3-AX, Class 4-A, Class 4-AX, Class 5-A1, Class 5-A2, Class 5-A3, Class 5-A4, Class 5-A5, Class 5-A6, Class 5-AX, Class 5-PAX, Class 6-A, Class B1-I, Class B1-I-X, Class B2-I, Class B2-I-X, Class B1-II, Class B2-II, Class B3, Class B4, Class B5, Class B6, Class P-I, Class P-II, Class P-III and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of six pools of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $1,403,515,220.73 as of October 1, 2003. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.



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ITEM 7. Financial Statements; Pro Forma Information and Exhibits.
        ---------------------------------------------------------
        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits:

               1.1 Terms Agreement, dated October 27, 2003, between Structured Asset Securities Corporation, as Depositor and Lehman Brothers Inc., as the Underwriter.

               4.1 Trust Agreement, dated as of October 1, 2003, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and Wells Fargo Bank Minnesota, National Association, as Trustee.

               99.1 Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2003, between Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.

               99.2 Servicing Agreement, dated as of October 1, 2003, between Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

               99.3 Transfer Notice, dated as of October 1, 2003, between Colonial Savings, F.A. and Lehman Brothers Holdings Inc.

               99.4 Reconstituted Servicing Agreement, dated as of October 1, 2003, between GreenPoint Mortgage Funding Inc.

               99.5 Reconstituted Servicing Agreement, dated as of October 1, 2003, between SIB Mortgage Corp. and Lehman Brothers Holdings Inc.

               99.6 Correspondent Servicing Agreement, dated as of June 26, 2002, by and among Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Colonial Savings, F.A.

               99.7 Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of August 1, 2003, between Lehman Brothers Bank, FSB and GreenPoint Mortgage Funding Inc.



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               99.8    Flow Interim Servicing Agreement, dated as of June 10,
                       2002, between Lehman Brothers Bank, FSB and SIB Mortgage Corp., as amended by Amendment No. 1, dated as of November 1, 2002.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             STRUCTURED ASSET SECURITIES
                                             CORPORATION

                                             By:     /s/ Michael C. Hitzmann
                                                     -----------------------
                                             Name:   Michael C. Hitzmann
                                             Title:  Vice President

Date: November 14, 2003



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                                  EXHIBIT INDEX


Exhibit No.                        Description                          Page No.
-----------                        -----------                          --------

1.1 Terms Agreement, dated October 27, 2003, between Structured Asset Securities Corporation, as
                   Depositor and Lehman Brothers Holdings Inc., as the Underwriter.


4.1 Trust Agreement, dated as of October 1, 2003, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and Wells Fargo Bank Minnesota, National Association, as Trustee.


99.1 Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2003, between Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.


99.2 Servicing Agreement, dated as of October 1, 2003, between Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.


99.3 Transfer Notice, dated as of October 1, 2003, between Colonial Savings, F.A. and Lehman Brothers Holdings Inc.


99.4               Reconstituted Servicing Agreement, dated as of
                   October 1, 2003, between GreenPoint Mortgage
                   Funding Inc.


99.5               Reconstituted Servicing Agreement, dated as of
                   October 1, 2003, between SIB Mortgage Corp. and Lehman Brothers Holdings Inc.


99.6               Correspondent Servicing Agreement, dated as of
                   June 26, 2002, by and among Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Colonial
                   Savings, F.A.


99.7               Flow Mortgage Loan Purchase, Warranties and
                   Servicing Agreement, dated as of August 1, 2003, between Lehman Brothers Bank, FSB and GreenPoint Mortgage Funding Inc.


99.8               Flow Interim Servicing Agreement, dated as of
                   June 10, 2002, between Lehman Brothers Bank, FSB and SIB Mortgage Corp., as amended by Amendment No. 1, dated as of November 1, 2002.